SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        240.14a-12

                              MEDMARCO, INC.
                         d/b/a THC HOMECARE, INC.
 .....................................................................
                   (Name of Registrant as Specified in Charter)

 .....................................................................
     (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

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        14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]     $500 per each party to the controversy pursuant to Exchange
Act Rule
        14a-6(i)(4) and 0-11.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6 (i)(4) and
0-11.

     1)  Title of each class of securities to which transaction  applies:
 ..............................................................

     2)  Aggregate number of securities to which transaction applies:
 ..............................................................

     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 ..............................................................

     4)  Proposed maximum aggregate value of transaction:
                ..............................................................

     5)  Total fee paid:
                ..............................................................

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the For of Schedule and the date of its filing.

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     2)      Form, Schedule or Registration Statement No.:.................

     3)      Filing Party:.................................................

     4)      Date Filed:...................................................

                          THC HOMECARE, INC.
                 215 South State Street, Suite 535
                    Salt Lake City, Utah  84111
              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD OCTOBER 25, 1996

To the Shareholders:

     Notice is hereby given that the Annual Meeting of the Shareholders of Medmarco, Inc., d/b/a THC HomeCare, Inc. (the "Company") will be held at the offices of Forte Communications, 50 Broadway, Suite 2300, New York, N.Y. 10004, on Friday, October 25, 1996, at 10:00 a.m., local time, for the following purposes, which are discussed in the following pages and which are made part of this Notice:

     1. To elect two directors, one each in Class 1 and Class 2 of the Company's tiered Board of Directors, each director in Class 1 to serve for two years and each director in Class 2 to serve for three years, until the annual meeting of shareholders in such years, and until his or her successor is elected and shall qualify;
     2. To approve the change of the Company's corporate name and an amendment to the Company's Articles of Incorporation effecting such change;
     3. To approve the Board of Directors' selection of Arthur Andersen & Co., LLP, as the Company's independent public accountants; and
     4. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

     The Company's Board of Directors has fixed the close of business on September 16, 1996 as the record date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 215 South State Street, Suite 535, Salt Lake City, Utah 84111, during the ten days prior to the meeting.

     You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.

                    By Order of the Board of Directors,
                    Charles W. McLaughlin, Chairman

Salt Lake City, Utah
September 27, 1996

                            Medmarco, Inc., d/b/a
                              THC HOMECARE, INC.
                      215 South State Street, Suite 535
                         Salt Lake City, Utah  84111
                                (801) 532-7525

                               PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS

     The enclosed proxy is solicited by the Board of Directors of Medmarco, Inc. ("Medmarco" or the "Company") for use in voting at the Annual Meeting of Shareholders to be held at the offices of Forte Communications, 50 Broadway, Suite 2300, New York, N.Y. 10004, on Friday, October 25, 1996, at 10:00 a.m., E.T., and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR approval of an amendment to the Articles of Incorporation of the Company changing the name of the Company, and FOR ratification of the selection of Arthur Andersen & Co. LLP as the independent auditors of the Company. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company's Secretary prior to the Annual Meeting or by giving a later dated proxy.

     The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. Except for the amendment to the Articles of Incorporation, which requires the affirmative vote of a majority of the issued and outstanding shares of the Company, (and other than the election of directors as described above) a majority of votes properly cast upon any question presented for consideration and shareholder action at the meeting, shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect. Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (it is anticipated that the inspectors will be employees, attorneys or agents of the Company).

     The close of business on Monday, September 16, 1996, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Each share shall be entitled to one vote on all matters. As of the record date there were 3,983,909 shares of the Company's common stock outstanding and entitled to vote. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

     This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about September 27, 1996.

                     PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Bylaws provide that the board of directors consists of three classes, with a maximum of two directors in each class, but that there shall be no less than three. Presently the Company's Board of Directors consists of three members, two of whom are nominees for reelection at the annual meeting. At the time of their election in successive years, the directors so elected are to serve three-year terms, until the third ensuing annual meeting of shareholders. Directors may be removed for cause. Due to resignations and retirements from the Board in 1995 and 1996, vacancies were created in Classes 1, 2 and 3. All vacancies on the board may only be filled by a vote of a majority of the board. The Board appointed one director to fill the vacancy in Class 1. A director appointed to fill a vacancy created other than by an increase in the number of directors holds office until the next election for the class to which such director was appointed or for any lesser period prescribed by the board of directors at the time of such director's appointment. Because there was no annual meeting held in 1995 when Class 1 directors would normally stand for election, the nominee selected to that Class at the upcoming annual meeting will hold office for two years, or until the annual meeting of shareholders in 1998. The nominees elected in Class 2 at the upcoming meeting will hold office for three years, or until the annual meeting of shareholders in 1999. Officers of the Company are elected annually and serve at the pleasure of the board of directors.

     Each director elected at the Annual meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

     The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

Class 1

     WILLIAM D. CARRAWAY, age 53, was appointed in July 1996 to fill the vacancy created by the earlier resignation of a former director in 1995.
Since 1991, Mr. Carraway has been the CEO of Green Oasis Environmental, Inc. (Nasdaq-GRNO), a development stage company that manufactures and operates waste oil recycling equipment. Mr. Carraway began his business career in the health care industry as one of the founders and ultimately an officer and principal shareholder of Hospital Affiliates, Inc., owner/manager of 118 hospitals worldwide, until its sale in 1978 to HCA. From 1978 to 1991, Mr. Carraway was a private investor in various business ventures, including Historical Properties, Inc., and Manorhouse Retirement Inns, Inc., which developed and managed retirement centers in Florida and Georgia. Mr. Carraway is a graduate of Mississippi State University (Accounting and Economics) and pursued graduate studies at Emory University. In 1966 he joined the Federal Reserve (St. Louis District). He resides in South Carolina.

Class 2

     CHARLES W. MCLAUGHLIN, 51, is the founder, chairman and CEO of McLaughlin Financial Group, Inc., a privately held merchant/investment banking firm which was originally known as Charles W. McLaughlin Inc., organized in 1985. Mr. McLaughlin is also president and CEO of Forte Communications, Inc., a full service media company which also publishes "Today's Investor(R)" magazine and "Today's Investor (R) Select (TM)", an electronic magazine featured exclusively on CompuServe, as well as "Today's Investor (R) Direct"(TM) on the worldwide web. Mr. McLaughlin was a member of the New York Stock Exchange from 1965 to 1980. In 1993, Mr. McLaughlin was hired as Chairman of O.B. Systems, Inc., a Huntington, West Virginia corporation (formerly Ohio Brass), to supervise the reorganization and eventual liquidation of that entity. In 1988, Mr. McLaughlin was appointed chairman of American Medical Technologies, Inc., a Delaware corporation, to manage and oversee the eventual liquidation of that entity.
He has been a director of the Company since May 1995 and Chairman of the Board since July 1996.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR

                   PROPOSAL 2 -- CHANGE OF NAME

     The Company's Board of Directors has approved and adopted, subject to shareholder approval, a proposal to change the name of the Corporation to THC HomeCare, Inc. by means of filing an amendment to the Articles of Incorporation of the Company pursuant to the Utah Revised Business Corporation Act. The Company started using the name as an assumed name in August 1996. The formal name change was required due to a claimed infringement in the continuing use of the name "Medmarco" alleged by Medmarc Insurance Co., an unrelated corporation ("Medmarc"). Although the Company disputed Medmarc's claims, in order to settle litigation commenced by Medmarc, the Company agreed to pay a nominal sum to cover costs and to change the name of the Company to avoid future confusion between the two corporations. The new name clearly identifies the Company's focus on the home health care industry. Approval of the name change will also constitute authorization to file the Amendment to the Articles of Incorporation and such other filings as may be necessary to effect such change. A form of the Articles of Amendment is attached hereto as Annex I. The amendment must be approved by a majority of the issued and outstanding shares of the Company. The Board recommends a vote FOR the change of name.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding common stock on September 16, 1996 by (i) beneficial owners of more than 5% of the outstanding shares of common stock, (ii) each director and the named executive officer, and (iii) all directors and executive officers as a group. As of September 16, 1996, there were 3,983,909 shares of the Company's voting common stock issued, outstanding and entitled to vote at the Annual Meeting. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock listed.

Name/Address of 5%            Number of Shares          Percentage of Class(1)
Beneficial Owner,
Director, Officer

Martens Trust                 1,227,600(2)              30.8%
c/o Mr. M. E. McMillan,
Trustee
Bank of Durango
P.O. Drawer G
Durango, Colorado 81302

Robert Abbate                   237,500(3)               5.8
3131 West Lewis Ave.,
Suite 100
Phoenix, Arizona 85017

Lawrence Pellerito              237,500(3)               5.8
3131 West Lewis Ave.,
Suite 100
Phoenix, Arizona 85017

Charles W. McLaughlin,          126,500(4)               3.1
Director
50 Broadway, Suite 2300
New York, NY 10004

Thomas O. Bushell,              101,000(5)               2.5
CEO and Director
215 South State Street,
Suite 535
Salt Lake City, UT 84111

William V. Trowbridge,           30,000(6)                 *
CFO
215 South State Street,
Suite 535
Salt Lake City, Utah 84111

William D. Carraway              50,000(7)               1.2
1182 Debordine Blvd.
Pawley's Island, S.C. 29440

The Tail Wind Fund Ltd.         250,000(8)               5.9
18-20 North Quay
Douglas, Isle of Man
British Isles 1M1 4LE

Officers and Directors          307,500                  7.2%
as a group (4 persons)


     * Less than one percent

     (1)     Percentages rounded to nearest one-tenth of one percent.

     (2) Voting control of these shares is exercised by the trustee in accordance with the trustee's duties as trustee under a written trust agreement and as a fiduciary under applicable trust law.

     (3) Includes 100,000 shares issuable upon exercise of warrants exercisable within 60 days of the date of this report at a price of $1.75 per share.

     (4) Includes 100,000 shares issuable upon exercise of options exercisable within 60 days of the date of this report.

     (5) Includes 100,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof.

     (6) Includes 30,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof.

     (7) Includes 50,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof.

     (8) Includes 250,000 shares issuable upon conversion of debentures in principle amount of $90,000 at rates based upon the fair market value of the Company's common stock on the date of conversion. The amounts indicated assume conversion on the record date, for purposes of calculating the number of shares and the percentages in this table only.

                   DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the executive officers and directors of the Company as of September 16, 1996:

Name                         Age               Position
Thomas O. Bushell            40                CEO, President, Director
Charles W. McLaughlin        54                Director (Chairman)
William D. Carraway          53                Director
William V. Trowbridge        38                Chief Financial Officer

     The board of directors is divided into three classes, with the number of directors in each class to be as equal as possible, with any director or directors in excess of the number divisible by three being assigned to Class 3 and Class 2, as the case may be. At the present time, there is one director in each Class: Mr. Carraway in Class 1, Mr. McLaughlin in Class 2, and Mr. Bushell in Class 3. Upon election, the directors in each class serve for a three-year term. Unless a director dies, resigns or is removed, he or she holds office for the term elected or until his or her successor is elected and qualified, whichever is later. Vacancies, including vacancies resulting from an increase in the number of directors, may be filled only by the board of directors or, if the directors remaining in office constitute fewer than a quorum of the board, the vacancy may be filled by the affirmative vote of a majority of the directors remaining in office.

     Thomas O. Bushell was employed as the Chief Operating Officer of the Company in March 1995 and became a Director in August 1995. He was named President and CEO of the Company in February 1996. Mr. Bushell received a B.A. degree in accounting in 1985 from the University of Utah. In 1990 he received an M.B.A. and a Masters Degree in Health Services Administration from the University of Utah. From August 1993 to his employment with the Company, Mr. Bushell was Administrator of Salt Lake Clinic Home Health, a company providing infusion therapies, respiratory therapy, DME and nursing services in Utah. From June 1990 to August 1993, Mr. Bushell was Chief Financial Officer of three hospitals owned by Charter Health Care in the state of Utah, where he was primarily responsible for coordination of all financial aspects of the facilities, including strategic planning, budgeting, cash management, financial statement preparation and data processing. During this time he played a key role in the turnaround of one of the facilities and a significant increase in net income of another, through strategic planning and financial management changes.

     Charles W. McLaughlin became a Director of the Company in August 1995 and was appointed Chairman of the Board in July 1996. He is the founder, chairman and CEO of McLaughlin Financial Group, Inc., a privately held merchant/investment banking firm which was originally known as Charles W. McLaughlin Inc., organized in 1985. Mr. McLaughlin is also president and CEO of Forte Communications, Inc., a full service media company which also publishes Today's Investor (R) magazine and Today's Investor (R) Direct (TM) on the worldwide web,as well as Today's Investor (R) Select (TM), an electronic magazine featured exclusively on CompuServe. Mr. McLaughlin was a member of the New York Stock Exchange from 1965 to 1980. In 1993, Mr. McLaughlin was hired as Chairman of O.B. Systems, Inc., a Huntington, West Virginia corporation (formerly Ohio Brass), to supervise the reorganization and eventual liquidation of that entity. In 1988, Mr. McLaughlin was appointed chairman of American Medical Technologies, Inc., a Delaware corporation, to manage and oversee the eventual liquidation of that entity. He has been a director of the Company since May 1995 and Chairman of the Board since
July 1996.

     William D. Carraway was appointed in July 1996 to fill the vacancy created by the resignation of a former director. Since 1991, Mr. Carraway has been the CEO of Green Oasis Environmental, Inc. (Nasdaq-GRNO), a development stage company that manufactures and operates waste oil recycling equipment. Mr. Carraway began his business career in the health care industry as one of the founders and ultimately an officer and principal shareholder of Hospital Affiliates, Inc., owner/manager of 118 hospitals worldwide, until its sale in 1978 to HCA. From 1978 to 1991, Mr. Carraway was a private investor in various business ventures, including Historical Properties, Inc., and Manorhouse Retirement Inns, Inc., which developed and managed retirement centers in Florida and Georgia. Mr. Carraway is a graduate of Mississippi State University (Accounting and Economics) and pursued graduate studies at Emory University. In 1966 he joined the Federal Reserve (St. Louis
District).  He resides in South Carolina.

     William V. Trowbridge was employed as Vice President, Treasurer, Assistant Secretary and Chief Financial Officer of the Company in February 1996. He graduated from Brigham Young University with a B.S. degree in Accounting in 1980 and is a Certified Public Accountant. From 1994 to his employment with the Company, Mr. Trowbridge served as a Director and Chief Financial and Chief Operating Officer of Comspec Corporation, a venture capital funded high-tech growth company engaged in the development, distribution and integration of document imaging and forms processing solutions. Mr. Trowbridge continues to serve as a Director for Comspec and its wholly-owned subsidiary, Docusoft, Inc. From 1987 through 1994, Mr. Trowbridge was a Director, President and Chief Financial Officer of Gentner Communications Corporation, a developer and marketer of telecommunications hardware and software. From 1980 through 1987, he worked as a certified public accountant in senior and management positions, working primarily with public companies on audit, SEC reporting and merger and acquisition engagements.

     There is no family relationship between any executive officer or director of the Company and any other executive officer or director.

       BOARD OF DIRECTORS MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

     The Company's Board of Directors took action at nine duly noticed meetings of the Board during 1995. Each director attended at least 75% of the Company's special meetings of the Board of Directors. During 1995, the Company's Board of Directors had an audit committee and a compensation committee, comprised of the outside directors of the Company. Directors receive an initial grant of options to purchase shares pursuant to the 1995 Directors' Stock Option Plan.

             COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms which they file. Based solely on its review of the copies of such forms furnished to the Company during the fiscal year ended December 31, 1995, the Company believes that during its 1995 fiscal year all Section 16(a) filings applicable to its officers, directors and significant beneficial owners were made, although
Section 16(a) forms for certain of the Company's officers and directors were not timely filed.

                           EXECUTIVE COMPENSATION

     The following table summarizes the compensation of each person serving in the capacity of Chief Executive Officer during 1995 and all executive officers of the Company who earned $100,000 or more during the last fiscal year of the Company and the amounts earned:

                           Summary Compensation Table
                              Annual Compensation

                                                     Other      Long-term
Name                                                 Annual     Compensation    All other
and                                                  Compensa-  Awards of       Compensa-
Principal                    Salary        Bonus     tion       Stock Options   tion
Position             Year    ($)           ($)       ($)        (#)             ($)


D. Michael Case
CEO/President(1)     1995    $ 42,500      $0        $0         none            $ 2,000(2)

Wendell A. Martens
CEO/President(3)     1995    $114,684      $0        $0         none            $ 5,267(2)


     (1)  Mr. Case served as President and CEO until April 30, 1995.

     (2) Represents the approximate value of the employee's use of a Company-owned car.

     (3) Mr. Martens resigned as President effective December 31, 1995 and as CEO and a member of the board of directors on February 8, 1996, to pursue other interests. The table does not include amounts payable to Mr. Martens in connection with his separation from the Company, which included the forgiveness of loans made to Mr. Martens totaling approximately $100,000. See "Certain Relationships and Related Transactions" and Notes to Consolidated Financial Statements.


                    Option/SAR Grants In Last Fiscal Year

     The following table sets forth certain information with respect to options granted to the named executive officers of the Company during the year ended December 31, 1995. The Company has never granted any stock appreciation rights ("SARs"). No options were exercised by executive officers during 1995.

                       Option/SAR Grants in Last Fiscal Year
                                 Individual Grants

(a)                  (b)             (c)              (d)               (e)

                     Number of       % of Total
                     Securities      Options/SARs
                     Underlying      Granted to
                     Options/SAR's   Employees        Exercise or Base
Name                 Granted (#)     in Fiscal Year   Price ($/Sh)      Expiration Date
Wendell A. Martens
CEO/President        195,000         50.1%            $1.45             May 7, 1996
                      25,000          6.4              1.45             April 6, 2000
                      50,000(1)      12.9%            $1.80             Aug. 9, 1996


     (1) Represents options granted to Mr. Martens pursuant to the "Directors' Option Plan" dated December 6, 1995.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-end Option/SAR Values

(a)                 (b)               (c)        (d)                (e)

                                                 # of Securities    Value of Unexercised
                                                 Underlying         In-the-Money
                                                 Unexercised        Options/SARs
                                                 Options/SARS at    At Fiscal Year
                    Shares Acquired   Value      Fiscal Year End    End ($)
Name                on Exercise (#)   Realized   Exercised/Unexer.  Exercised/Unexer.

W. A. Martens
CEO/President       0                 -          122,500/147,500    $0/$0


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the past two years, the following transactions were entered into involving the Company and certain persons for which disclosure is required by
Item 404 under Regulation S-B of the Securities Act of 1933, as amended:

     In March 1994, the Company redeemed 152,407 shares of common stock held by MESI, an affiliate of the Company owned and controlled by Harvey B. Riceberg, a former director and officer of the Company and the holder of more than 10% of the Company's issued and outstanding common stock. The cash for such redemption came from the proceeds of the Company's public offering of securities concluded January 12, 1994. In August 1995, as part of a settlement agreement with Mr. Riceberg in connection with litigation initiated by the Company, the Company redeemed the balance of all shares of common stock (1,213,752 shares) and preferred stock (150,000 shares) beneficially owned by Mr. Riceberg in exchange for cash and forgiveness of debt totaling $2,464,740.

     In September 1994, the Company entered into an employment contract with
D. Michael Case to become its President and CEO. His salary under such agreement was $102,000 per annum. In addition, he received the usual health insurance and other benefits provided to employees of the Company and an automobile allowance of $400 per month. Mr. Case was at that time a co-trustee with his law partner, Robert Minter, of the Martens Trust, a significant stockholder of the Company which owns approximately 30.8% of the total issued and outstanding common stock of the Company. Mr. Minter and Mr. Case, as general partners of the partnership Minter & Case, also are each the beneficial owner of 65,790 shares of the common stock of the Company (approximately 1%). Mr. Minter formerly served as a director of the Company. He resigned as a director in November 1994. He served as Secretary/Treasurer of the Company until April 30, 1995. Mr. Minter and Mr. Case are the principal owners of the law partnership Minter, Case & Zimmerman, which provided legal services to the Company during 1994 and 1995. Messrs. Minter and Case resigned as trustees of the Trust in March 1996.

     In 1995, the Company loaned approximately $100,000 to Wendell A. Martens, who was then its President and CEO. Upon Mr. Martens' resignation as President (effective December 31, 1995) and CEO and Director of the Company in February 1996, the Company agreed to forgive the loan as a severance settlement and the Company and Mr. Martens waived any other claims either may have against the other. The Company agreed to engage Martens as a consultant for a period of 16 months, through and including June 1997. Over that term, Martens will be paid a consulting fee of $101,900, receive use of a car leased by the Company and receive insurance benefits pursuant to statute. The Company elected to terminate the consulting services of Mr. Martens in May 1996.

           PROPOSAL 3 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected Arthur Andersen & Co. LLP, as the independent public accountants for the Company for the fiscal year ending December 31, 1996. Arthur Andersen & Co. LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1995.

     At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Arthur Andersen & Co., LLP as the Company's independent accountants.

    THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF AUDITORS

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present a matter for action at the 1996 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

                                ANNUAL REPORT

     A Copy of the Company's 1996 Annual Report on Form 10-KSB is being mailed with this Proxy Statement, and is incorporated herein by this reference to the extent necessary to comply with applicable proxy rules.


                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 1997 Annual Meeting of Shareholders must be received by the Company by December 31, 1996. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Company suggests that any such request be submitted by certified mail - return receipt requested. The Board of Directors will review any proposal which is received by December 31, 1996, and determine whether it is a proper proposal to present to the 1997 Annual Meeting.

     The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.

                         By Order of the Board of Directors
                         /s/ Charles W. McLaughlin
                         Chairman

Salt Lake City, Utah
September 27, 1996

                                   PROXY
                   MEDMARCO, INC. d/b/a THC HOMECARE, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas O. Bushell and Charles W. McLaughlin and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on September 16, 1996 at the Annual Meeting of Shareholders to be held at 50 Broadway, Suite 2300, New York, N.Y. 10004, on Friday, October 25, 1996, at 10:00 a.m., local time, or at any adjournment thereof.

1.     Election of Directors.

     FOR           WITHHOLD AS TO ALL        FOR ALL EXCEPT
     / /                  / /                     / /

(INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

     Charles W. McLaughlin             William D. Carraway


2. To approve the change of the Company's corporate name to THC HomeCare, Inc.

     FOR               AGAINST                  ABSTAIN
     / /                 / /                          / /


3. To approve and ratify the selection of Arthur Andersen & Co. LLP as the Company's independent accountants.

     FOR            AGAINST                 ABSTAIN
     / /             / /                     / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                         NO. OF SHARES OWNED:______________________

                         __________________________________________
                              Signature
                         __________________________________________
                             Signature of joint holder, if any

                         Date:_______________________

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

                                APPENDIX

     The Proposed Articles of Amendment to the Articles of Incorporation are attached hereto as an appendix to the Proxy Statement for information purposes.


               ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                                  MEDMARCO, INC.

     Pursuant to the Utah Revised Business Corporation Act, as amended (the "Act"), Medmarco, a Utah corporation (the "Corporation"), hereby amends its Articles of Incorporation as provided in these Articles of Amendment:

          1.     The name of the Corporation is Medmarco, Inc.

          2. The Corporation's Articles of Incorporation are hereby amended as follows:

                                   ARTICLE I
Name of Corporation.  The Name of the Corporation is THC HomeCare, Inc.

     No other change is made to the Articles of Incorporation, as heretofore amended.

     The foregoing amendment to the Articles of Incorporation was adopted by vote of the holders of a majority of the Corporation's common shares issued and outstanding and entitled to vote pursuant to a meeting of the shareholders held October 25, 1996. A total of _________ shares were represented in person or by proxy at the meeting, constituting a quorum for purposes of convening the meeting. A total of ________ shares voted for the amendment and a total of _________ shares voted against the amendment. A total of ________ shares abstained from voting on the matter.

     IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, executes these Articles of Amendment to the Articles of Incorporation, this 25th day of October, 1996.

                    MEDMARCO, INC.

                    By:____________________________________
                       Thomas O. Bushell, President